                                                                    EXHIBIT 10.5


                                                               EXECUTION VERSION




                           REFERENCE AGENCY AGREEMENT

                            dated as of June 26, 2001

                                     between


       LEASE INVESTMENT FLIGHT TRUST, a Delaware statutory business trust, as the Issuer,


                             BANKERS TRUST COMPANY,
                             as the Reference Agent


                                       and


                   PHOENIX AMERICAN FINANCIAL SERVICES, INC.,
                           as the Administrative Agent

      This REFERENCE AGENCY AGREEMENT, dated as of June 26, 2001, is between LEASE INVESTMENT FLIGHT TRUST, a business trust organized under the laws of Delaware (the "Issuer"), BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"), and PHOENIX AMERICAN FINANCIAL SERVICES, INC., a California corporation, in its capacity as administrative agent (the "Administrative Agent").

                                R E C I T A L S:

      A. On the date hereof, pursuant to the terms of the Trust Indenture dated the date hereof between Lease Investment Flight Trust, Bankers Trust and Phoenix American Financial Services, Inc. (the "Indenture"), the Issuer is issuing and selling, inter alia, the Subclass A-1 Notes, the Subclass A-2 Notes, the Subclass A-3 Notes, Subclass B-1 Notes, Subclass C-1 Notes and the Subclass D-1 Notes.

      B. From time to time, the Issuer may issue Exchange Notes or Refinancing Notes in replacement of the Initial Notes, and/or Additional Notes under the Indenture;

      C. The Subclass A-1 Notes, the Subclass A-2 Notes, the Subclass A-3 Notes, the Subclass B-1 Notes, the Subclass C-1 Notes and the Subclass D-1 Notes are, and certain subclasses of Refinancing Notes and Additional Notes may be, entitled to receive interest at floating rates, in respect of which LIBOR will be determined in accordance with Section 6 hereof;

      NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

      SECTION 1.01. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Indenture.

      SECTION 1.02. CONSTRUCTION AND USAGE. The conventions of construction and usage set forth in the Indenture (including Section 1.02 thereof) are incorporated by reference herein.

      SECTION 2. APPOINTMENT OF REFERENCE AGENT. The Issuer hereby appoints Bankers Trust as the Reference Agent, and Bankers Trust hereby accepts such appointment and agrees to perform the duties and obligations of Reference Agent set forth in Section 6 hereof.

      SECTION 3. STATUS OF REFERENCE AGENT. Any acts taken by the Reference Agent under this Agreement or in connection with any Floating Rate Note, including the calculation of LIBOR for any interest rate for such Floating Rate Note, shall be deemed to have been taken by the Reference Agent solely in its capacity as an agent acting on behalf of the Issuer and shall not create or imply any obligation to, or any agency, fiduciary or trust relationship with, any of the owners or holders of the Floating Rate Notes.

      SECTION 4. REFERENCE AGENT FEES AND EXPENSES. In consideration of the Reference Agent's performance of the services provided for under this Agreement, the Issuer shall pay to the Reference Agent an annual fee set forth under a separate agreement between the Issuer and Bankers Trust. In addition, the Issuer shall reimburse the Reference Agent for all reasonable out-of-pocket expenses, disbursements and advances (including reasonable legal fees and expenses) incurred or made by the Reference Agent from time to time in connection with the services rendered by it under this Agreement, except any expenses, disbursements, or advances attributable to its gross negligence or willful misconduct.

      SECTION 5. RIGHTS AND LIABILITIES OF REFERENCE AGENT. In the absence of negligence or willful misconduct on the part of the Reference Agent, its directors, officers, employees and agents, such persons may conclusively rely, as to the truth of the statements expressed in, and shall be fully protected and shall incur no liability for, or in respect of, any action taken, omitted to be taken, or suffered to be taken by it, in reliance upon, any written order, instruction, notice, request, direction, statement, certificate, consent, report, affidavit or other instrument, paper, document or communication, reasonably believed by it in good faith to be genuine, from the Issuer or the Administrative Agent on behalf of the Issuer and conforming to the requirements of this Agreement. Any written order, instruction, notice, request, direction, statement, certificate, consent, report, affidavit or other instrument, paper, document or communication from the Issuer or the Administrative Agent or given by it and sent, delivered or directed to the Reference Agent under, pursuant to, or as permitted by, any provision of this Agreement shall be sufficient for purposes of this Agreement if such written order, instruction, notice, request, direction, statement, certificate, consent, report, affidavit or other instrument, paper, document or communication is in writing and signed by the Owner Trustee on behalf of the Issuer or by the Administrative Agent, as the case may be. The Reference Agent may consult with counsel satisfactory to it and the advice (to be confirmed in writing) or opinion of such counsel shall constitute full and complete authorization and protection of the Reference Agent with respect to any action taken, omitted to be taken, or suffered to be taken by it hereunder in good faith and in accordance with and in reliance upon the advice to be confirmed in writing or opinion of such counsel. The Reference Agent shall not be liable for any error resulting from use of or reliance on a source or publication required to be used under Section 6 to the extent such use of or reliance on such source or publication is contemplated by Section 6. No party shall be liable for any default resulting from force majeure.

      SECTION 6. DUTIES OF REFERENCE AGENT. (a) The duties and obligations of the Reference Agent shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Reference Agent. Subject to their duty to act without negligence, neither the Reference Agent nor its directors, officers, employees and agents guarantee the correctness or completeness of any data or other information furnished hereunder.

      (b) For the purpose of calculating the rate of interest payable on any subclass of Floating Rate Notes, the Reference Agent shall determine LIBOR for each Interest Accrual Period on the Reference Date with respect to such Interest Accrual Period and will notify the Administrative Agent of LIBOR on such date. The Reference Agent shall determine LIBOR in accordance with the following provisions:

      (i) On each Reference Date, the Reference Agent will determine LIBOR as the per annum offered rate for deposits in U.S. dollars for a period of one month that appears on the display designated as page "3750" on the Telerate Monitor (or such other page or service as may replace it for the purpose of displaying LIBOR of major banks for U.S. dollar deposits) at approximately 11:00 a.m. (London time).

      (ii) If the offered LIBOR rate so appearing is replaced by the corresponding rates of more than one bank, then paragraph (i) above shall be applied, with any necessary consequential changes, to the arithmetic mean of the rates (being at least two) which so appear, as determined by the Reference Agent. If for any other reason such offered rate does not so appear or if the relevant page is unavailable, the Reference Agent will request that each of the banks whose offered rates would have been used for the purposes of the relevant page if the event leading to the application of this sentence had not happened or any duly appointed substitute reference bank acting in each case through its principal London office (the "Reference Banks"), to provide the Reference Agent with its offered quotation to prime banks for dollar deposits in London for the next Interest Accrual Period concerned as at 11:00 a.m. (London time) on the applicable Reference Date. LIBOR for such Interest Accrual Period with respect to each subclass of Floating Rate Notes shall be the aggregate of the arithmetic mean (taken to five decimal places) of such quotations (or of such of them, being at least two, as are so provided), as determined by the Reference Agent and notified by it to the Administrative Agent.

      (iii) If, on any Reference Date, only one or none of the Reference Banks provides such quotation, LIBOR for the next Interest Accrual Period shall be the rate per annum that the Reference Agent determines to be the aggregate of the arithmetic mean of the U.S. dollar lending rates that New York City banks selected by the Reference Agent are quoting on the relevant Reference Date to leading European banks for loans in London for the next Interest Accrual Period, except that, if the banks so selected by the Reference Agent are not quoting as mentioned above, LIBOR for such Interest Accrual Period with respect to each subclass of Floating Rate Notes shall be the LIBOR in effect for the last preceding Interest Accrual Period.

      (c) Once having obtained LIBOR from the Reference Agent, as soon as practicable after 11:00 A.M. London time on each Reference Date, the Administrative Agent will calculate the interest rate for each subclass of Floating Rate Notes as provided in the Indenture.

      (d) If the Reference Agent does not determine the applicable LIBOR in accordance with the provisions of Section 6(b) hereof, the Administrative Agent will determine such applicable LIBOR in accordance with the provisions described above.

      SECTION 7. AMENDMENT OF THE FLOATING RATE NOTES. The Administrative Agent shall deliver to the Reference Agent, at least ten Business Days prior to the effective date of any amendment of the payment terms of the Floating Rate Notes, Written Notice of such amendment describing the terms of such amendment in reasonable detail, and a certification by the Issuer that such amendment is in compliance with the terms of the Indenture.

      SECTION 8. OWNERSHIP OF SECURITIES. The Reference Agent, its officers, directors, employees and shareholders may become the owners of or acquire any interest in any Securities, with the same rights that it or they would have if it were not the Reference Agent, and may engage or be interested in any financial or other transaction with the Issuer as freely as if it were not the Reference Agent.

      SECTION 9. TERM; TERMINATION, RESIGNATION OR REMOVAL OF REFERENCE AGENT.
(a) This Agreement shall have a term commencing on June 26, 2001 and expiring on July 15, 2026. During such term, this Agreement shall not be terminable by any party hereto except as expressly provided in Section 9(b).

      (b) The Reference Agent may at any time resign by giving Written Notice to the Issuer, the Trustee and the Administrative Agent, specifying therein the date on which its desired resignation shall become effective; provided that such notice shall be given no less than 30 days prior to such effective date unless the Reference Agent, the Issuer, the Trustee and the Administrative Agent otherwise agree in writing. The Issuer may remove the Reference Agent at any time by giving Written Notice to the Reference Agent and to the holders of the Floating Rate Securities and specifying the effective date of such removal, which shall be at least 30 days after the date of notice; provided, however, that no resignation by or removal of the Reference Agent shall become effective prior to the date of appointment by the Issuer, as provided in Section 10, of a successor reference agent and the acceptance of such appointment by such successor reference agent; and provided, further, that in the event that an instrument of acceptance by a successor reference agent shall not have been delivered pursuant to Section 10 within 90 days after the giving of such notice of resignation or removal, the Reference Agent may petition any court of competent jurisdiction for the appointment of a successor reference agent with respect to the Floating Rate Securities. The provisions of Sections 5, 11 and 14 hereof shall remain in effect following termination of this Agreement or the earlier resignation or removal of the Reference Agent.

      SECTION 10. APPOINTMENT OF SUCCESSOR REFERENCE AGENT. In the event of the resignation by or removal of the Reference Agent pursuant to Section 9, the Issuer shall promptly appoint a successor reference agent. Any successor reference agent appointed by the Issuer following resignation by or removal of the Reference Agent pursuant to the provisions of Section 9 shall execute and deliver to the original Reference Agent, the Issuer, the Trustee and the Administrative Agent an instrument accepting such appointment. Thereupon, such successor reference agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, immunities, duties and obligations of the Reference Agent and with like effect as if originally named as Reference Agent hereunder, and the original Reference Agent shall thereupon be obligated to transfer and deliver such relevant records or copies thereof maintained by the Reference Agent in connection with the performance of its obligations hereunder. The Issuer shall notify the Rating Agencies of any resignation by or removal of the Reference Agent under Section 9 and of the appointment of and acceptance by any successor Reference Agent pursuant to this
Section 10.

      SECTION 11. INDEMNIFICATION. The Issuer shall indemnify and hold harmless the Reference Agent, its directors, officers, employees and agents from and against any and all actions, claims, damages, liabilities, judgments, losses, costs, charges and expenses (including reasonable legal fees and expenses) relating to or arising out of actions or omissions from actions in any capacity hereunder, except actions, claims, damages, liabilities, judgments, losses, costs, charges and expenses caused by the gross negligence or willful misconduct of the Reference Agent, its directors, officers, employees or agents. The Reference Agent shall be indemnified and held harmless by the Issuer for any error resulting from use of or reliance on a source or publication required to be used under Section 6. The Reference Agent shall be indemnified and held harmless by the Issuer for, or in respect of, any actions taken, omitted to be taken or suffered to be taken in good faith by the Reference Agent in reliance upon (a) advice to be confirmed in writing or opinion of counsel or (b) a written instruction from the Issuer or the Administrative Agent.

      SECTION 12. MERGER, CONSOLIDATION OR SALE OF BUSINESS BY REFERENCE AGENT. Any corporation into which the Reference Agent may be merged or consolidated or any corporation resulting from any merger or consolidation to which the Reference Agent may be a party, or any corporation to which the Reference Agent may sell or otherwise transfer all or substantially all of its assets and corporate trust business, shall, to the extent permitted by applicable law, become the Reference Agent under this Agreement without the execution or filing of any paper or any further act by the parties hereto.

      SECTION 13. RESTRICTIONS ON EXERCISE OF CERTAIN RIGHTS. The Reference Agent hereby agrees with the Issuer that it shall not take any steps for the purpose of procuring the appointment of an administrative receiver or the making of an administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition or any like proceedings under the laws of Delaware or any other jurisdiction in respect of the Issuer or in respect of any of its properties or liabilities.

      SECTION 14. MISCELLANEOUS. (a) If there should develop any conflict between the Reference Agent and any other Person relating to the rights or obligations of the Reference Agent in connection with calculation of the interest rate, or the applicable LIBOR, on any subclass of Floating Rate Notes, the terms of this Agreement shall govern such rights and obligations.

      (b) The Reference Agent agrees to cooperate with the Issuer and its agents, including the Administrative Agent, and their respective trustees or directors and officers, including by providing such information as may reasonably be requested to permit the Issuer or such authorized agents to monitor the Reference Agent's compliance with its obligations under this Agreement.

      (c) No party to this Agreement shall assign or delegate or otherwise subcontract this Agreement or all or any part of its rights or obligations hereunder to any Person without the prior written consent of the Issuer. The Issuer may assign its rights hereunder to the Security Trustee for the benefit of the Secured Parties under the terms of the Security Trust Agreement, and the Reference Agent and the Administrative Agent hereby consent thereto.

      (d) THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

      (e) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been entered into on the 26th day of June, 2001.


                          LEASE INVESTMENT FLIGHT TRUST, as the Issuer
                             By WILMINGTON TRUST COMPANY, not in its
                             individual capacity but solely as the Owner Trustee


                          By:  /s/ Kathleen A. Pedelini
                               ------------------------------------------------
                               Name:  Kathleen A. Pedelini
                               Title: Administrative Account Manager



                          BANKERS TRUST COMPANY, as the Reference Agent


                          By:  /s/ Eileen M. Hughes
                               ------------------------------------------------
                               Name:  Eileen M. Hughes
                               Title: Vice President



                          PHOENIX AMERICAN FINANCIAL SERVICES, INC., as the Administrative Agent



                          By:  /s/ Joseph Horgan
                               ------------------------------------------------
                               Name:  Joseph Horgan
                               Title: AVP